CAPSTEAD INVESTOR PRESENTATION As of March 31, 2010 Exhibit 99.1

CAPSTEAD

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Forward Looking Information
This document contains “forward-looking statements” (within the meaning of the Private Securities
Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Capstead’s actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the Company’s investments and other factors. These factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new investment capital, the availability of financing at reasonable levels and terms to support investing on a leveraged basis, fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of differing levels of leverage employed, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, actual results and liquidity related to investments in loans secured by commercial real estate are affected by borrower performance under operating and/or development plans, lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.

CAPSTEAD

Agency-guaranteed residential mortgage securities are considered to have little, if any, credit risk, particularly given recent federal government support for Fannie Mae and Freddie Mac.
As a result, these investments are highly liquid and can be financed with multiple funding providers through standard repurchase arrangements.
Overview
We manage a leveraged portfolio of residential adjustable-rate mortgage, or ARM, securities issued and guaranteed by Fannie Mae, Freddie Mac or
Ginnie Mae that reset to more current interest rates within a relatively short period of time allowing for:
• potential expansion of financing spreads during periods of falling interest rates,
• potential recovery of financing spreads diminished during periods of rising interest rates, and
• smaller fluctuations in portfolio values from changes in interest rates compared to investments in fixed-rate mortgage securities.
We are self-managed with low G&A costs and a conservative incentive structure.
Capstead is a Real Estate Investment Trust formed in 1985, headquartered in Dallas, Texas.
Business
Strategy
Management
Structure

CAPSTEAD

Experienced Management Team
Andrew F. Jacobs - President and Chief Executive Officer, Director
– Has served in various executive positions with us since 1988
– Certified Public Accountant, member of the Board of Governors of the National Association of Real Estate
Investment Trusts (“NAREIT”), the Executive Committee of the Chancellors Council of the University of Texas
System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas at
Austin, the American Institute of Certified Public Accountants (“AICPA”), the Texas Society of Certified Public
Accountants (“TSCPA”), the National Association of Corporate Directors (“NACD”), and the Financial Executive
International (“FEI”).
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions with us since 1993.
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization.
– CPA, Member AICPA, TSCPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions with us since 1994.
– Formerly vice president of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions with us since 1994.
– MBA, Southern Methodist University, Dallas, Texas
Over 80 years of combined mortgage finance industry experience,
67 years at Capstead

CAPSTEAD

Market Snapshot
(in thousands, except percentages and per share amounts)
Perpetual Preferred Trust Total Long -Term
Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker CMO CMOPRA CMOPRB
Shares outstanding
(a)
70,116 188 15,819
Preferred dividend rate (annualized) $1.60 $1.26
Cost of preferred capital (annualized) 11.44% 11.28% 8.49% 10.28%
Price as of April 29, 2010
$11.39 $20.10 $13.91
Book value per common share
(a)
$11.77
Price as a multiple of book value
97%
Recorded value
(a)
$828,939 $2,630 $176,703 $99,978 $1,108,250
Market cap as of April 29, 2010
(b)
$798,621 $3,779 $220,042 $99,978 $1,122,420
(a)    As of March 31, 2010
(b)
Excludes any shares issued subsequent to quarter-end.

CAPSTEAD

First Quarter Highlights
Reported earnings of over $40 million or $0.51 per
diluted common share.
Book value ended quarter at $11.77 per common
share.
Portfolio declined to $7.59 billion.
Portfolio leverage ended quarter at 6.37 times long-
term  investment capital.
Total financing spreads averaged 2.14%.
Financing spreads on mortgage assets averaged
2.35%. (a)
(a)    See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

CAPSTEAD

Low Risk Agency-guaranteed Residential
ARM Securities Investment Strategy
Current-Reset
ARMs
($6.33 billion)
Longer-to-Reset
ARMs
($1.07 billion)
(investment basis as of March 31, 2010)
Over 99% of the securities in our portfolio are backed by well-seasoned mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less.
Capstead has long-term relationships with most of its 18 active lending counterparties and is constantly seeking to expand counterparty relationships.
The duration of our assets and liabilities was approximately 9 months and 7¼
months, respectively, for a net duration gap of approximately 1¾ months.
86%
14%
Financed primarily with 30- to 90-day “repo”
borrowings.
Interest rate risk mitigated on macro basis
with two-year swap agreements ($2.8 billion
at 1.34%, 17 month average maturity as of
March 31, 2010) or longer-term repo, if
available at attractive rates and terms.

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CAPSTEAD

Financing Spreads
Fed Funds vs. One-Month Libor
Portfolio yields and financing spreads are currently being adversely affected by the GSE buyout programs which should run their course by early in the third quarter.
Repo borrowing rates remain at favorable levels (23 basis points at quarter-end), which combined with newer, lower-rate two-year swap positions, lowered our all-in repo borrowing rate to 0.66% at quarter-end (compared to an average rate of 0.74% during Q1).
Once the delinquency backlog is cleared, prepayments should moderate considerably, allowing a substantial recovery in portfolio yields and financing spreads.
Yields on Mortgage Assets vs. Borrowing Rates
0.0%
2.0%
4.0%
6.0%
8.0%
Yields Borrowing Rate
Financing spreads on mortgage assets*
1st Qtr 2010:   2.35%
High:                3.71%
Low:                 (.16)
Average:         1.60
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Fed Funds   1-Month LIBOR
* See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

CAPSTEAD A P P E N D I X 9 ************ ************ ************ ************

CAPSTEAD

Comparative Balance Sheet
(in thousands, except per share amounts)
December 31, 2009 December 31, 2008
(unaudited)
Assets
Mortgage securities and similar investments 7,585,462 $   8,091,103 $  7,499,249 $
($7.43 billion pledged under repurchase arrangements)
Cash collateral receivable from interest rate swap counterparties 28,455 30,485 53,676
Interest rate swap agreements at fair value - 1,758 -
Cash and cash equivalents 243,479 409,623 96,839
Receivables and other assets 374,147 92,817 76,481
Investments in unconsolidated affiliates 3,117 3,117 3,117
8,234,660 $   8,628,903 $  7,729,362 $
Liabilities
Repurchase arrangements and similar borrowings 7,059,153 $   7,435,256 $  6,751,500 $
Unsecured borrowings 103,095 103,095 103,095
Interest rate swap agreements at fair value 13,596 9,218 46,679
Common stock dividend payable 35,058 37,432 22,728
Accounts payable and accrued expenses 15,486 29,961 44,910
7,226,388 7,614,962 6,968,912
Stockholders' Equity
Perpetual preferred stock 179,333 179,333 179,460
Common stock 672,643 661,724 618,369
Accumulated other comprehensive income (loss) 156,296 172,884 (37,379)
1,008,272 1,013,941 760,450
8,234,660 $   8,628,903 $  7,729,362 $
Long-term investment capital (stockholders' equity and
unsecured borrowings, net of investments in related
unconsolidated affiliates) (unaudited) $1,108,250 $1,113,919 $860,428
Portfolio leverage (borrowings under repurchase arrangements divided by long-term investment capital) (unaudited) 6.37:1 6.67:1 7.85:1
Book value per common share (calculated assuming
liquidation preferences for the Series A and B preferred stock)
(unaudited) $11.77 $11.99 $9.14
March 31, 2010

CAPSTEAD

Comparative Income Statement
(in thousands, except per share amounts) (unaudited)
Quarter Ended
March December September June March
2010 2009 2009 2009 2009
Interest income:
Mortgage securities and similar investments $ 60,150 $ 70,458 $ 74,695 $ 81,062 $ 87,884
Other 92 76 69 133 217
60,242 70,534 74,764 81,195 88,101
Interest expense:
Repurchase arrangements and similar borrowings (13,368) (21,697) (26,802) (31,626) (39,957)
Unsecured borrowings (2,187) (2,187) (2,186) (2,187) (2,187)
(15,555) (23,884) (28,988) (33,813) (42,144)
44,687 46,650 45,776 47,382 45,957
Other revenue (expense):
Impairment and related charges associated with
investments in commercial real estate loans – (39,673) – (750) –
Miscellaneous other revenue(expense) (205) (75) 16 (54) (105)
Incentive compensation expense (1,415) (1,334) (1,058) (1,243) (1,134)
General and administrative expense (2,695) (3,038) (2,713) (2,893) (2,707)
(4,315) (44,120) (3,755) (4,940) (3,946)
Income before equity in earnings of
unconsolidated affiliates 40,372 2,530 42,021 42,442 42,011
Equity in earnings of unconsolidated affiliates 65 65 64 65 65
Net income $ 40,437 $ 2,595 $ 42,085 $ 42,507 $ 42,076
Net income per diluted common share $ 0.51 $(0.04) $0.56 $0.58 $0.57
Average balance on mortgage assets
$ 7,779,081 $7,851,662 $7,564,203 $7,481,914 $7,517,220
Average financing spread on mortgage assets
(a)
2.35% 2.40% 2.40% 2.47% 2.33%
Average fin ancing spread on all interest-earning assets 2.14% 2.21% 2.25% 2.31% 2.16%
Investment premium amortization
$ 13,466 $ 8,994 $ 8,311 $ 6,618 $ 5,523
(a)     See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.

CAPSTEAD

Yield / Cost Analysis
(dollars in thousands)
* See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
Fixed-rate $         6,590 6.42% 26.9% $     7,323 6.47% 26.9%
ARMs 7,400,565 3.06 32.3 7,420,397 3.59 21.1
Ginnie Mae ARMs 346,642 3.46 18.3 357,911 3.68 21.3
7,753,797 3.08 31.9 7,785,631 3.60 21.1
Unsecuritized residential mortgage loans:
Fixed-rate 3,663 7.00 5.8 3,717 6.93 5.7
ARMs 7,973 4.05 6.9 8,434 4.26 19.4
11,636 4.98 6.6 12,151 5.08 15.9
Commercial real estate loans - - - 40,190 - -
Commercial loans 10,047 9.43 - 10,060 9.63 -
3,601 8.19 3.3 3,630 8.54 3.0
7,779,081 3.09 31.8 7,851,662 3.59 20.9
Other interest-earning assets 293,031 0.13 218,195 0.14
8,072,112 2.99 8,069,857 3.50
30-day to 90-day interest rates, as adjusted
for hedging results 7,233,673 0.74 7,126,672 1.19
Structured financings 3,601 8.19 3,630 8.54
7,237,274 0.74 7,130,302 1.19
Unsecured borrowings 103,095 8.49 103,095 8.49
7,340,369 0.85 7,233,397 1.29
Capital employed/ Total financing spread $     731,743 2.14 $ 836,460 2.21
Financing spread on mortgage assets * 2.35 2.40
Fourth Quarter 2009 Average
Secured borrowings based on:
First Quarter 2010 Average
Collateral for structured financings

CAPSTEAD

Residential ARM Securities Portfolio Statistics
(as of March 31, 2010)
Fully
Indexed Average Average Average Months
Principal Cost Basis Net Net Net Periodic Lifetime To
Balance Premiums $ % WAC WAC* Margins Caps Caps Roll
Current-reset ARMs:
Fannie Mae Agency Securities $ 4,677,770 $ 66,903 $ 4,744,673 101.43 3.27% 2.43% 1.77% 3.44% 10.17% 4.7
Freddie Mac Agency Securities 1,214,852 20,235 1,235,087 101.67 3.80 2.57 1.97 2.25 11.51 7.1
Ginnie Mae Agency Securities 337,502 2,097 339,599 100.62 3.68 1.90 1.53 1.00 10.10 5.7
Residential mortgage loans 7,833 66 7,899 100.84 3.73 2.51 2.06 1.56 11.11 5.2
6,237,957 89,301 6,327,258 101.43 3.40 2.44 1.80 3.05 10.43 5.3
Longer-to-reset ARMs:
Fannie Mae Agency Securities 673,405 10,198 683,603 101.51 6.06 2.25 1.55 1.91 11.55 26.0
Freddie Mac Agency Securities 377,607 4,570 382,177 101.21 6.06 2.60 1.79 1.87 11.29 27.1
1,051,012 14,768 1,065,780 101.41 6.06 2.35 1.64 1.89 11.46 26.4
$ 7,288,969 $104,069 $ 7,393,038 101.43 3.78 2.42 1.78 2.88 10.58 8.3
*
Fully indexed net WAC represents the coupon upon one or more resets using interest rates indices as of March 31, 2010 and the applicable net margin.

Total Financing Spread, a GAAP Measure			Financing Spread on Mortgage Assets, a Non-GAAP Financial Measure[a]		
	Interest Income (Expense)	Yield/Cost	Difference	Interest Income (Expense)	Yield/Cost	Corresponding Fourth Quarter 2009 Yield/Cost
Interest income:						
Mortgage assets	$ 60,150	3.09%	$ –	$ 60,150	3.09%	3.59%
Other interest-earning assets[b]	92	0.13	(92)	–	–	0.14
	60,242	2.99	(92)	60,150	3.09	3.50
Interest expense:						
Secured borrowings (borrowings under repurchase agreements)	(13,368)	0.74	–	(13,368)	0.74	1.19
Unsecured borrowings[c]	(2,187)	8.49	2,187	–	–	8.49
	(15,555)	0.85	2,187	(13,368)	0.74	1.29
Net interest margin/financing spread	$ 44,687	2.14	$ 2,095	$ 46,782	2.35	2.21

CAPSTEAD

Use of Financial Spread on Mortgage Assets,
a Non-GAAP Financial Measure
First Quarter 2010 (dollars in thousands)
(a)
Net interest margin on mortgage assets and Financing spread on mortgage assets are non-GAAP financial measures (based solely on interest income and yields on the Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements).
These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread (based on all interest-earning assets and all interest-bearing liabilities).
(b)
Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
(c)
Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts’ common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors.  Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.